Panorama Plus

Supplement dated December 19, 2002
to the Statement of Additional information dated May 1, 2002

The section entitled “Interest Rate Factor Adjustment Calculation” is deleted. For information regarding the calculation refer the Panorama Plus supplement dated December 19, 2002 to the prospectus dated May 1, 2002.